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                                                                   Exhibit 10.3

                      SECOND AMENDMENT TO LEASE AGREEMENT


This Second Amendment to Lease Agreement (the "Amendment") is made and entered into as of January 11, 1999, by and between LINCOLN-WHITEHALL PACIFIC, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("LANDLORD"), AND SHOE INN, INC., DBA SHOE PAVILION, A WASHINGTON CORPORATION ("TENANT"), with reference to the following facts.

                                   RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of October 28, 1996 as subsequently amended on September 17, 1998, pursuant to that First Amendment (the "First Amendment") (collectively the "Lease"), for the leasing of certain premises consisting of approximately 58,028 rentable square feet located at 3200 Regatta Blvd., Unit F, Richmond, California (the "Original Premises") and for the leasing of certain premises consisting of approximately 34,000 rentable square feet located at 3200 Regatta Blvd., Unit A, Richmond, California (the "Additional Premises"), as such Original Premises and Additional Premises are more fully described in the Lease.

B. Landlord and Tenant wish to amend the AP Commencement Date for the Additional Premises, as set forth in the First Amendment.


NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1.   Recitals: Landlord and Tenant agree that the above recitals are true
          --------
          and correct.

     2. The AP Commencement Date of the Lease for the Additional Premises, as set forth in the First Amendment shall be January 7, 1999.

     3. The last day of the Term of the Lease for the Additional Premises and the Original Premises (the "Expiration Date") shall be February 28, 2002.

     4. The dates on which the Base Rent for the Additional Premises and the Original Premises as set forth in the First Amendment will be adjusted are :

          for the period 1/7/99 to 2/28/99 the monthly Base Rent shall be $30,709.24;
          for the period 3/1/99 to 12/31/99 the monthly Base Rent shall be $31,289.52;
          for the period 1/1/00 to 2/28/00 the monthly Base Rent shall be $31,629.52;
          for the period 3/1/00 to 12/31/00 the monthly Base Rent shall be $32,209.80;
          for the period 1/1/01 to 2/28/01 the monthly Base Rent shall be $32,549.80; and
          for the period 3/1/01 to 2/28/02 the monthly Base Rent shall be $33,130.08.

     5.   Effect of Amendment: Except as modified herein, the terms and
          -------------------
          conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

     6.   Definitions. Unless otherwise defined in this Amendment, all terms not
          -----------
          defined in this Amendment shall have the meaning set forth in the Lease.

     7.   Authority: Subject to the provisions of the Lease, this Amendment
          ---------
          shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

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     8.   The terms and provisions of the Lease are hereby incorporated in this
          Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TENANT:

Shoe-Inn, Inc., dba Shoe Pavilion;

a Washington corporation

By:   __________________________________

Its:  President, CEO
      ----------------------------------

Date: 1/13/99
      ----------------------------------


By:   /s/ Linda Hickey
      ----------------------------------

Its:  VP Administration
      ----------------------------------

Date: 1/13/99
      ----------------------------------


LANDLORD:

Lincoln-Whitehall Pacific, LLC,
a Delaware limited liability company,

By:  Legacy Partners Commercial, Inc.,
     as manager and agent for Lincoln-Whitehall Pacific, LLC


     By:   /s/ illegible
           --------------------------------------
           Senior Vice President

     Date: _____________________________________



If Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------
corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant
                                               ---
secretary, unless the bylaws or a resolution of the board of directors shall
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otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

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